Investor Presentation

Q1 2024

PRIME MERIDIAN
HOLDING COMPANY

FORWARD LOOKING STATEMENTS

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

Glossary of Terms

- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- Q4-21 or Q4 2021 – Fourth Quarter of 2021
- Q1-22 or Q1 2022 – First Quarter of 2022
- Q2-22 or Q2 2022 – Second Quarter of 2022
- Q3-22 or Q3 2022 – Third Quarter of 2022
- Q4-22 or Q4 2022 – Fourth Quarter of 2022
- Q1-23 or Q1 2023 – First Quarter of 2023
- Q2-23 or Q2 2023 – Second Quarter of 2023
- Q3-23 or Q3 2023 – Third Quarter of 2023
- Q4-23 or Q3 2023 – Fourth Quarter of 2023
- Q1-24 or Q1 2024 – First Quarter of 2024
- 2023Y – Fiscal Year 2023
- 2022Y – Fiscal Year 2022
- 2021Y – Fiscal Year 2021
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

Company Profile

Q1 2024 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$71.2 million (as of 3/31/2024)
Price / TBV[1]	87.5% (as of 3/31/2024)
Assets	$862.7 Million
Loans, net	$666.8 Million
Deposits	$751.7 Million
Shareholders' Equity	$81.4 Million
NPAs [2]/ Assets	0.40%
Leverage Ratio (Company)	10.44%
Leverage Ratio (Bank)	10.35%
Shares Outstanding	3,295,265
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 3/31/2024

Investment Considerations

Financial

- ✓ History of profitable operations, driven by strong organic loan growth and core deposit base
- ✓ Continued emphasis on expense management and historically stable operating efficiency ratio
- ✓ Net Interest Margin is consistent with peer group

Credit Quality

- ✓ Corporate-banking style underwriting philosophy within community banking model
- ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management
- ✓ Long history of disciplined credit process and strong asset quality. NPAs of 0.40% at 3/31/2024

Capital and Liquidity

- ✓ Tier 1 Leverage of 10.35% (Bank)
- ✓ Tangible book value per share of $24.71
- ✓ Current liquidity resources and access to capital provides capacity for additional growth and loan funding

Growth and Strategy

- ✓ Personalized client service guided by core values
- ✓ Operating in attractive growth markets (North and Central Florida)
- ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama

Experienced Local Management Team

- ✓ Energetic and experienced management team
- ✓ Strong credibility with regulators and investors
- ✓ Meaningful insider ownership is aligned with shareholder interest

Profile | Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 54 | 26 years banking experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 67 | 44 years banking and lending experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 57 | 41 years banking experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 42 | 20 years banking and information security experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 42 | 20 years banking and credit experience

Company Personnel

- ✓ **Average Age**
  - **Entire Team[1]** 40.6
  - **Executive Officers** 52.4
  - **All Officers** 47.4

[1] 113.5 FTEs

- ✓ **Employees, Management and Director Ownership: 24.2%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 49.3%**

Data as of 3/31/2024

Corporate Culture

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021, 2022, 2023
Seminole 100 recognizes the 100 fastest-growing Florida State university (FSU) alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

BAUERFINANCIAL

5 Star Rating
54 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

Tallahassee Magazine's 2021 BEST of Tallahassee

Voted by readers of Tallahassee Magazine 2018, 2020, 2021

Best Banks TO WORK FOR 2023
AMERICAN BANKER

Annually since 2015

FINANCIAL HIGHLIGHTS

$0.59
Diluted EPS
GAAP Q1-24

$0.83
Diluted EPS
PTPP Q1-24

0.91% ROAA
GAAP Q1-24

1.29% ROAA
PTPP Q1-24

1.98%
Costs of Deposits
Q1-24

27%
DDA/Total Deposits
Q1-24

9.61%
ROAE
GAAP Q1-24

13.66%
ROAE
PTPP Q1-24

17.58%
Net Loans CAGR
2019-2023

63.81%
Efficiency Ratio
Q1-24

89.5%
Loan/Deposit
Ratio
Q1-24

Diluted Earnings Per Share



$1.42
$2.74
$2.66
$3.42
$3.03
$4.27
$2.68
$3.97
$0.59
$0.83
2020
2021
2022
2023
Q1-24
GAAP
Operating PTPP

Return on Average Assets



0.75%
1.45%
1.11%
1.43%
1.14%
1.60%
1.07%
1.58%
0.91%
1.29%
2020
2021
2022
2023
Q1-24
GAAP
Operating PTPP

Book Value Per Common Share



$19.32
$21.42
$21.19
$24.53
$24.71
2020
2021
2022
2023
Q1-24

Return on Average Equity



7.77%
14.99%
12.81%
16.51%
14.77%
20.79%
11.91%
17.65%
9.61%
13.66%
2020
2021
2022
2023
Q1-24
GAAP
Operating PTPP

See Non-GAAP Reconciliation on pages 33 & 34

NET INTEREST DRIVERS

(dollars in millions and represents average period-ending balance)

Average Securities Yield



2.64%
2.63%
2.67%
2.74%
2.68%
$141.3
$140.7
$137.7
$134.7
$133.6
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24

Average Loan Yield



5.29%
5.52%
5.76%
5.96%
5.99%
$602.0
$613.3
$620.3
$643.2
$660.0
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Net Loans

Average Cost of Interest-Bearing Liabilities



1.24%
1.72%
2.19%
2.57%
2.75%
$532.2
$540.4
$547.0
$561.2
$571.0
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24

Average Cost of Funds



0.90%
1.26%
1.62%
1.90%
2.06%
$198.8
$195.7
$192.7
$198.7
$191.3
$532.2
$540.4
$547.0
$561.2
$571.0
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Noninterest-Bearing Deposits
Interest-Bearing Liabilities

Source: S&P Global and internal company documents

BUILDING FRANCHISE VALUE

Total Assets (in millions)



CAGR – 14.3%
$501
$647
$841
$815
$855
$863
2019
2020
2021
2022
2023
Q1-24

Net Loans (in millions)



CAGR – 17.6%
$410
$476
2019
2020 Adjusted(1)
2021 Adjusted(1)
2022 Adjusted (1)
2023
Q1-2024

Net Loans

Net Loans (Adjusted)(1)

(1) See Non-GAAP Reconciliation on Page 35

Excludes HFS & PPP Loans

Total Deposits (in millions)



CAGR – 14.4%
$438
$581
$763
$732
$749
$752
2019
2020
2021
2022
2023
Q1-24

Average Cost of Total Deposits (percent)



0.89
0.57
0.3
0.33
1.33
1.98
2019
2020
2021
2022
2023
Q1-24

All financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 9.3%
$56
$60
$67
$67
$80
$81
2019
2020
2021
2022
2023
Q1-24

Net income (in thousands)



$3,542
$4,458
$8,347
$9,681
$8,706
1,931
2019
2020
2021
2022
2023
Q1-24

Book Value Per Share



CAGR – 8.8%
$17.51
$19.32
$21.42
$21.19
$24.53
$24.71
2019
2020
2021
2022
2023
Q1-24

Earnings Per Share (Basic)



$1.12
$1.42
$2.67
$3.07
$2.71
$0.59
2019
2020
2021
2022
2023
Q1-24

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

STRONG RECORD OF PRE-TAX PRE-PROVISION (PTPP) PERFORMANCE (NON-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$5,765
$8,603
$10,760
$13,627
$12,898
$2,745
2019
2020
2021
2022
2023
Q1-24

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.82
$2.74
$3.42
$4.27
$3.97
$0.83
2019
2020
2021
2022
2023
Q1-24

PTPP Return on Average Assets (Non-GAAP) %



1.26
1.45
1.43
1.60
1.58
1.29
2019
2020
2021
2022
2023
Q1-24

PTPP Return On Average Equity (Non-GAAP) %



10.84
14.99
16.51
20.79
17.65
13.66
2019
2020
2021
2022
2023
Q1-24

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 33 & 34.

Balance Sheet – Bond Portfolio Statistics



Investment Securities Segmentation
Municipals
22.63%
Agency/Treasury
31.35%
Asset Backed
2.19%
MBS
43.83%
Agency/Treasury
MBS
Asset Backed
Municipals

Portfolio: March 31, 2024
Total Investments: $129.3 million
Net Unrealized Gain (Loss) AFS: ($8.1 million)

QUARTER	EFFECTIVE DURATION	AVG YIELD	AVG LIFE
1Q24	3.45	2.68%	4.68
4Q23	3.45	2.74%	4.68
3Q23	3.62	2.67%	4.95
2Q23	3.74	2.63%	5.17
1Q23	3.81	2.64%	5.28
4Q22	3.93	2.64%	5.43
3Q22	4.07	2.43%	5.63
2Q22	4.16	2.22%	5.53

Data as of 3/31/2024

- Fixed Rate Loans $192.1 million
  * Weighted Average Maturity 5.6 years
- Variable Rate Loans $463.2 million
  * $186.8 million ST Variable Rate (0-12 Month reset)
  * $297.5 million LT Variable Rate (>12 Month reset)


Fixed vs Variable Rate Loans
in millions
$186.8
27.6%
$192.1
28.4%
$297.5
44.0%
Fixed Rate
LT Variable
ST Variable

% Change in Projected Baseline Net Interest Income Immediate and Parallel Shock-Static Balance Sheet

Change in Interest Rates	0-12 Months	13-24 Months
+2.00%	(5.19)%	(1.23)%
+1.00%	(2.52)%	(0.44)%
Current	-%	-%
-1.00%	1.42%	(2.39)%
-2.00%	2.64%	(4.44%)

Data as of 3/31/2024

Disciplined Credit Processes
(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 3/31/2024

✓ Secured Legal Limit – Bank	$ 22,186
✓ Secured In-House Limit	$ 8,000
✓ Top 25 Relationships	$ 167,747

STRUCTURE
- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Regularly-scheduled Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS
- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Semi-annual external third-party loan reviews

POLICY
- Ongoing review and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- CECL was implemented January 2023 for small SEC-filing institutions

CRE Commitments & Exposure
(dollars in thousands)

- ✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$**	**94,541**
Total Loans	**$**	**672,836**

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	98,212	$	34,457	140.33 %	14.61 %
Multifamily		22,225		201	23.72 %	3.31 %
Nonfarm Nonresidential		221,802		4,109	238.96 %	33.00 %
Less: Improved Owner-Occupied CRE		(94,255)		(1,709)	(101.50) %	(14.02) %
Total - Bank	**$**	**247,984**	**$**	**37,058**	**301.51 %**	**36.90 %**

Source: internal company documents as of 3/31/2024

LOAN PORTFOLIO

Total Loans (in millions)

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	226,634
Residential Real Estate and HELOC		264,638
Construction		87,593
Total Real Estate Mortgage		578,865
Commercial		88,426
Consumer and Other		5,545
Total Loans		672,836
Deferred Loan Fees, Net		(214)
Less: ALLL		(5,796)
Loans, Net	**$**	**666,826**

Source: internal company documents as of 3/31/2024



$489
$486
$611
$673
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
28%
31%
34%
34%
33%
39%
37%
39%
9%
16%
13%
13%
13%
0%
0%
13%
14%
15%
13%
1%
2%
1%
1%
March 31, 2021
March 31, 2022
March 31, 2023
March 31, 2024
Loan Portfolio Composite Comparison
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

Residential Loan Portfolio

Total Residential Loans (in millions)	$161	$189	$228	$265

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	179,664
1-4 Non-Owner-Occupied		60,998
Multifamily		23,976
Total	$	264,638

Source: internal company documents as of 3/31/2024



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
55%
29%
16%
54%
30%
16%
62%
26%
12%
68%
23%
9%
March 31, 2021
March 31, 2022
March 31, 2023
March 31, 2024
Residential Loan Portfolio Composite Comparison
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily

CRE Loan Portfolio

- CRE represents the Bank's second largest loan category with Owner Occupied and Non-Owner Occupied making up 16.0% and 17.7% of the total loan portfolio.
- Office accounts for 24.4% ($26.3 million) and 13.3% ($15.8 million) of Owner Occupied and Non-Owner Occupied respectively.



Owner Occupied CRE by Type
Other 12.6%
Office 24.4%
Restaurant 6.5%
Warehouse 17.3%
Retail 39.2%
Office
Retail
Warehouse
Restaurant
Other



Non-Owner Occupied CRE by Type
Other 17.5%
Retail 39.9%
Hotel 17.5%
Restaurant 1.5%
Warehouse 10.3%
Office 13.3%
Retail
Office
Warehouse
Restaurant
Hotel
Other

Source: internal company documents as of 3/31/2024

Core Funding

Total Deposits (in millions)	$651	$788	$717	$752

✓ Company's deposit franchise is comprised of **27%** noninterest-bearing deposits

Deposits (in thousands)

Noninterest-Bearing	$ 201,083
Money Market Accounts	279,405
NOW	157,893
Savings	25,303
Time Deposits	88,029
Total	**$ 751,713**

Source: internal company documents as of 3/31/2024



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
30%
41%
18%
3%
8%
26%
43%
20%
5%
6%
28%
37%
23%
5%
7%
27%
37%
21%
3%
12%
March 31, 2021
March 31, 2022
March 31, 2023
March 31, 2024
Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

Core Funding

Deposit Highlights Q1 2024

- Diversified core deposit base and balanced distribution between commercial and retail clients.
- Average balance per account of $47,746
- Non-core funding represents $61.0 million, or 10.7% of total interest-bearing liabilities.
- Q1-24 average cost of funds of 2.06%.

Deposit Volume by Client Mix



Public 8%
Commercial 48%
Consumer 44%
Commercial
Consumer
Public

Source: internal company documents as of 3/31/2024

Deposits by Product Type

Deposit Type	Balance (in 000s)	Count	Avg Per Account
Non-Interest Bearing	$201,083	7,836	$25,661
Money Market	$275,975	1,602	$172,269
NOW	$162,643	3,412	$47,668
Savings	$23,983	2,120	$11,313
Time Deposits	$88,029	774	$113,733
Total	$751,713	15,744	$47,746

NON-MATURITY DEPOSITS

- Average new non-maturity deposit volume of $21.3 million, and 312 new accounts for 1st quarter 2024.
- Focus on noninterest-bearing and NOW accounts.
- 9.2% year-over-year growth in the number of non-maturity deposit accounts.



Net New Non-Maturity Deposit Accounts
350
300
250
200
150
100
50
0
52
34
53
159
28
36
69
106
18
61
81
106
12
11
13
131
9
29
82
192
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Noninterest-bearing
NOW
Money market
Savings



Net New Non-Maturity Deposit Volume
(in thousands)
$28,000
$23,000
$18,000
$13,000
$8,000
$3,000
-$2,000
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Noninterest-bearing
NOW
Money market
Savings

Above data represents new accounts net of closed accounts. Volume is represented as QTD average balance of new accounts net of closed accounts.

Source: internal company documents

Liquidity and Flexibility

Cash and Cash Equivalents		Unpledged Debt Securities (Fair Value)	Available Credit Lines		Maximum Available Brokered + Wholesale
$23.5 million	+	$111.4 million	$170.9 million	+	$215.7 million

On-Balance Sheet Liquidity — $134.9 million

+

Off-Balance Sheet Liquidity — $386.6 million

TOTAL LIQUIDITY

$521.5 million

69.4% of Total Deposits

Data as of 3/31/2024

As of March 31, 2024, the Bank's estimated uninsured deposits were $245.3 million, or 35.2% of total deposits, excluding collateralized deposits from respective totals. The Bank's total estimated uninsured deposits is $300.2 million, or 39.9% of total deposits, including collateralized deposits. Total liquidity is $521.5 million, or 69.4% of total deposits, and is 174% of estimated uninsured deposits as of March 31, 2024.

Asset Quality


NPAs(1) / Total Assets (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.52
0.19
0.00
0.09
0.40
0.40
2019
2020
2021
2022
2023
Q1-24

(1) NPA = Nonperforming Assets

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

Deposit Market Share

	Institution	State	Type	2023 Rank	2022 Rank	2023 Total Deposit Market Share (%)	2022 Total Deposit Market Share (%)	YoY Deposit Growth 2023 (%)	5-Year Deposit CAGR 2023 (%)
Leon, FL									
	Wells Fargo Bank NA	SD	Bank	1	1	18.34	22.48	(24.94)	5.01
	Capital City Bank	FL	Bank	2	2	17.04	15.08	3.94	9.44
	Bank of America NA	NC	Bank	3	3	15.66	15.01	(4.02)	11.82
	Truist Bank	NC	Bank	4	4	11.80	12.83	(15.43)	(1.62)
	Prime Meridian Bank	***FL***	***Bank***	***5***	***5***	***6.95***	***7.18***	***(10.97)***	***13.86***
	Hancock Whitney Bank	MS	Bank	6	6	6.30	4.98	16.35	10.14
	The First Bank	MS	Bank	7	8	4.29	4.34	(9.01)	0.92
	Centennial Bank	AR	Bank	8	9	4.19	4.23	(8.98)	3.82
	Synovus Bank	GA	Bank	9	10	4.06	4.04	(7.64)	3.01
	Regions Bank	AL	Bank	10	7	3.99	4.65	(21.18)	(3.10)
	Thomasville National Bank	GA	Bank	11	11	1.94	1.88	(5.29)	-
	Ameris Bank	GA	Bank	12	12	1.81	1.26	31.91	66.47
	JPMorgan Chase Bank NA	OH	Bank	13	13	1.52	0.79	77.07	-
	ServisFirst Bank	AL	Bank	14	-	0.69	0.00	-	-
	American Commerce Bank NA	GA	Bank	15	14	0.61	0.53	4.87	(1.53)
	PeoplesSouth Bank	GA	Bank	16	15	0.52	0.51	(7.12)	5.17
	MidSouth Bank	AL	Bank	17	16	0.23	0.19	10.08	-
	SmartBank	TN	Bank	18	-	0.06	0.00	-	-
Polk, FL									
	Prime Meridian Bank	***FL***	***Bank***	***16***	***16***	***0.24***	***0.27***	***(1.48)***	***-***
Wakulla, FL									
	Centennial Bank	AR	Bank	1	1	61.30	62.30	3.75	9.76
	Ameris Bank	GA	Bank	2	3	15.23	10.38	54.65	12.48
	Prime Meridian Bank	***FL***	***Bank***	***3***	***2***	***15.07***	***17.33***	***(8.29)***	***17.14***
	Capital City Bank	FL	Bank	4	4	8.39	9.99	(11.42)	9.85

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2023 and 2022 and other data in this table are pro forma for all acquisitions announced after June 30, 2023 and up to including the date of this table (September 23, 2023).

Appendix | TABLES

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	1Q'24	4Q'23	3Q'23	2Q'23	1Q'23
Per Share Data:					
Earnings per common share - Basic	$ 0.59	$ 0.56	$ 0.66	$ 0.71	$ 0.79
Earnings per common share - Diluted	$ 0.59	$ 0.55	$ 0.66	$ 0.70	$ 0.78
Book value per common share	$ 24.71	$ 24.53	$ 22.91	$ 23.25	$ 22.81
Common shares outstanding	3,295,265	3,259,881	3,263,733	3,190,052	3,185,765
Weighted-average basic common shares outstanding	3,275,401	3,259,247	3,214,323	3,189,353	3,175,807
Weighted-average diluted common shares outstanding	3,298,555	3,299,212	3,235,920	3,201,531	3,210,012
Selected Performance Ratios and Other Data:					
Return on average assets(1)	0.91%	0.87%	1.03%	1.10%	1.23%
Return on average equity(1)	9.61	9.85	11.31	12.31	14.20
Average yield on earning assets	5.44	5.40	5.21	4.98	4.78
Net interest margin(2)	3.51	3.61	3.68	3.78	3.92
Efficiency ratio(3)	63.81	59.99	61.45	57.84	55.72
Noninterest expense/average assets(1)	2.27	2.20	2.29	2.21	2.20
Asset Quality Data:					
Nonaccrual loans	$ 3,446	$ 2,335	$ 1,112	$ 1,391	$ 1,348
Loans 90 days past due and still accruing	-	1,110	367	-	-
Other real estate owned	-	-	117	-	-
Total nonperforming assets	3,446	3,445	1,596	1,391	1,348
Nonperforming assets/total assets	0.40%	0.40%	0.19%	0.17%	0.17%
Loans 30-89 days past due	$ 4,447	$ 5,353	$ 1,060	$ 826	$ 2,414
Total loans	672,836	651,928	633,982	619,465	610,792
Loans 30-89 days past due/total loans	0.66%	0.82%	0.17%	0.13%	0.40%
Net charge-offs/average loans (1)	-	-	0.03	0.23	-
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	10.44%	10.29%	10.34%	10.14%	9.93%
Common Equity Tier 1 Capital Ratio (Company)	13.28	13.37	13.42	13.22	12.82
Tier 1 Risk-Based Capital Ratio (Company)	13.28	13.37	13.42	13.22	12.82
Total Risk-Based Capital Ratio (Company)	14.13	14.22	14.19	13.97	13.58
Tangible Common Equity Ratio(4) (Company)	9.44	9.36	8.99	9.03	8.90
Tier 1 Leverage Capital Ratio (Bank)	10.35	10.15	10.18	9.98	10.13
Common Equity Tier 1 Capital Ratio (Bank)	13.16	13.18	13.23	13.00	13.07
Tier 1 Risk-Based Capital Ratio (Bank)	13.16	13.18	13.23	13.00	13.07
Total Risk-Based Capital Ratio (Bank)	14.02	14.03	13.99	13.76	13.83
Tangible Common Equity Ratio(4) (Bank)	9.38	9.22	8.84	8.87	9.10

(1) Annualized on a 30/360 basis

(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized.

(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

(4) Tangible Common Equity is a non-GAAP financial measure.

Condensed Consolidated Statements of Earnings

(in thousands except per share amounts)

	Three Months Ended March 31 2024 Unaudited	Three Months Ended March 31 2023 Audited
Interest income:		
Loans	$ 9,962	$ 8,044
Debt securities	896	933
Other	207	222
Total interest income	11,065	9,199
Interest expense:		
Deposits	3,677	1,533
FHLB advances and other borrowings	255	111
Total interest expense	3,932	1,644
Net interest income	7,133	7,555
Credit loss expense	211	243
Net interest income after credit loss expense	6,922	7,312
Noninterest income:		
Service charges and fees on deposit accounts	69	85
Debit card/ATM revenue, net	158	151
Mortgage banking revenue, net	71	54
Income from bank-owned life insurance	100	94
Other income	55	57
Total noninterest income	453	441
Noninterest expense:		
Salaries and employee benefits	2,865	2,752
Occupancy and equipment	405	409
Professional fees	154	135
Marketing	274	223
FDIC assessment	108	84
Software maintenance, amortization and other	404	277
Other	631	575
Total noninterest expense	4,841	4,455
Earnings before income taxes	2,534	3,298
Income taxes	603	797
Net earnings	$ 1,931	$ 2,501
Earnings per common share:		
Basic	$ 0.59	$ 0.79
Diluted	0.59	0.78
Cash dividends per common share[(1)]	0.25	0.22

(1) Annual cash dividends were paid during the first quarters of 2024 and 2023.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	1Q'24	4Q'23	3Q'23	2Q'23	1Q'23
Interest income:					
Loans	$ 9,962	$ 9,658	$ 9,019	$ 8,570	$ 8,044
Debt securities	896	921	919	925	933
Other	207	287	244	184	222
Total interest income	11,065	10,866	10,182	9,679	9,199
Interest expense:					
Deposits	3,677	3,351	2,691	1,917	1,533
FHLB advances and other borrowings	255	262	304	409	111
Total interest expense	3,932	3,613	2,995	2,326	1,644
Net interest income	7,133	7,253	7,187	7,353	7,555
Credit loss expense	211	707	175	325	243
Net interest income after credit loss expense	6,922	6,546	7,012	7,028	7,312
Noninterest income:					
Service charges and fees on deposit accounts	69	96	92	84	85
Debit card/ATM revenue, net	158	136	137	149	151
Mortgage banking revenue, net	71	102	121	75	54
Income from bank-owned life insurance	100	99	100	96	94
Other income	55	59	49	59	57
Total noninterest income	453	492	499	463	441
Noninterest expense:					
Salaries and employee benefits	2,865	2,813	2,864	2,743	2,752
Occupancy and equipment	405	412	427	399	409
Professional fees	154	143	149	132	135
Marketing	274	215	215	250	223
FDIC assessment	108	85	104	87	84
Software maintenance, amortization and other	404	302	341	294	277
Other	631	676	623	616	575
Total noninterest expense	4,841	4,646	4,723	4,521	4,455
Earnings before income taxes	2,534	2,392	2,788	2,970	3,298
Income taxes	603	562	668	713	797
Net earnings	$ 1,931	$ 1,830	$ 2,120	$ 2,257	$ 2,501
Basic earnings per common share	$ 0.59	$ 0.56	$ 0.66	$ 0.71	$ 0.79
Diluted earnings per common share	0.59	0.55	0.66	0.70	0.78

Condensed Consolidated Balance Sheets

(in thousands)

	1Q'24 (Unaudited)	4Q'23 (Unaudited)	3Q'23 (Unaudited)	2Q'23 (Unaudited)	1Q'23 (Unaudited)
Assets					
Cash & cash equivalents	$ 23,474	$ 28,416	$ 22,404	$ 21,799	$ 22,714
Debt securities available for sale	117,413	124,475	123,838	126,792	129,748
Debt securities held to maturity	11,861	11,850	11,838	11,827	11,816
Loans, held for sale	3,583	5,288	5,182	6,614	8,105
Loans, net	666,826	646,127	628,974	614,744	606,128
Federal Home Loan Bank stock	1,548	1,283	1,758	1,895	1,045
Premises & equipment, net	7,406	7,476	7,613	7,746	7,893
Right of use lease asset	2,767	2,823	2,879	2,934	2,989
Accrued interest receivable	3,465	3,114	2,671	2,713	2,623
Bank-owned life insurance	17,021	16,921	16,822	16,722	16,626
Other real estate owned	-	-	117	-	-
Other assets	7,296	6,755	7,889	7,253	6,570
Total Assets	$ 862,660	$ 854,528	$ 831,985	$ 821,039	$ 816,257
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 201,083	$ 189,426	$ 193,439	$ 189,362	$ 199,492
Savings, NOW and money-market deposits	462,601	476,826	451,492	450,820	466,202
Time deposits	88,029	82,436	77,876	62,646	51,542
Total Deposits	751,713	748,688	722,807	702,828	717,236
Other borrowings	-	-	-	-	1,725
FHLB Advances	20,000	15,000	25,000	35,000	15,000
Official checks	831	2,377	717	1,114	1,671
Operating lease liability	2,963	3,013	3,062	3,111	3,159
Other liabilities	5,714	5,474	5,612	4,816	4,790
Total Liabilities	781,221	774,552	757,198	746,869	743,581
Total Stockholders' Equity	81,439	79,976	74,787	74,170	72,676
Total Liabilities and Stockholders' Equity	$ 862,660	$ 854,528	$ 831,985	$ 821,039	$ 816,257

Results of Operations (unaudited)

(dollars in thousands)

	1Q'24 Average Balance	1Q'24 Interest and Dividends	1Q'24 Yield/ Rate(5)	4Q'23 Average Balance	4Q'23 Interest and Dividends	4Q'23 Yield/ Rate(5)	1Q'23 Average Balance	1Q'23 Interest and Dividends	1Q'23 Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$ 660,024	$ 9,891	5.99%	$ 643,222	$ 9,577	5.96%	$ 602,022	$ 7,958	5.29%
Loans held for sale	4,878	71	5.82	5,730	81	5.65	7,345	86	4.68
Debt securities	133,588	896	2.68	134,694	921	2.74	141,268	933	2.64
Other(2)	14,538	207	5.70	20,901	287	5.49	19,335	222	4.59
Total interest-earning assets	813,028	$ 11,065	5.44%	804,547	$ 10,866	5.40%	769,970	$ 9,199	4.78%
Noninterest-earning assets	39,534			40,288			40,538		
Total assets	$ 852,562			$ 844,835			$ 810,508		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 464,991	$ 2,828	2.43%	$ 459,949	$ 2,620	2.28%	$ 482,788	$ 1,387	1.15%
Time deposits	84,832	849	4.00	79,937	731	3.66	42,099	146	1.39
Total interest-bearing deposits	549,823	3,677	2.68	539,886	3,351	2.48	524,887	1,533	1.17
FHLB advances and other borrowings	21,131	255	4.83	21,361	262	4.91	7,301	111	6.08
Total interest-bearing liabilities	570,954	$ 3,932	2.75%	561,247	$ 3,613	2.57%	532,188	$ 1,644	1.24%
Noninterest-bearing deposits	191,302			198,669			198,790		
Noninterest-bearing liabilities	9,948			10,601			9,074		
Stockholders' equity	80,358			74,318			70,456		
Total liabilities and stockholders' equity	$ 852,562			$ 844,835			$ 810,508		
Net earning assets	$ 242,074			$ 243,300			$ 237,782		
Net interest income		$ 7,133			$ 7,253			$ 7,555	
Interest rate spread(3)			2.69%			2.83%			3.54%
Net interest margin(4)			3.51%			3.61%			3.92%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized on a 30/360 basis

Reconciliation of Non-GAAP Disclosures

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	1Q'24	4Q'23	3Q'23	2Q'23	1Q'23
Net Income					
Net earnings (GAAP)	$ 1,931	$ 1,830	$ 2,120	$ 2,257	$ 2,501
Plus: credit loss expense	211	707	175	325	243
Plus: income taxes	603	562	668	713	797
PTPP[1] net earnings (non-GAAP)	$ 2,745	$ 3,099	$ 2,963	$ 3,295	$ 3,541
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,298,555	3,299,212	3,235,920	3,201,531	3,210,012
EPS, diluted (GAAP)	$ 0.59	$ 0.55	$ 0.66	$ 0.70	$ 0.78
PTPP[1] EPS, diluted (non-GAAP)	$ 0.83	$ 0.94	$ 0.92	$ 1.03	$ 1.10
Return on Average Assets (ROAA)[2]					
Average assets	$ 852,562	$ 844,835	$ 823,341	$ 817,669	$ 810,508
ROAA (GAAP)	0.91%	0.87%	1.03%	1.10%	1.23%
PTPP[1] ROAA (non-GAAP)	1.29%	1.47%	1.44%	1.61%	1.75%
Return on Average Equity (ROAE)[2]					
Average equity	$ 80,358	$ 74,318	$ 74,962	$ 73,347	$ 70,456
ROAE (GAAP)	9.61%	9.85%	11.31%	12.31%	14.20%
PTPP[1] ROAE (non-GAAP)	13.66%	16.68%	15.81%	17.97%	20.10%

(1) Pre-tax, pre-provision
(2) Annualized on a 30/360 basis

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2023	2022	2021	2020	2019
Net Income					
Net earnings (GAAP)	$ 8,708	$ 9,681	$ 8,347	$ 4,458	$ 3,542
Plus: credit loss expense	1,450	890	(104)	2,850	1,131
Plus: income taxes	2,740	3,056	2,517	1,295	1,092
PTPP(1) net earnings (non-GAAP)	$ 12,898	$ 13,627	$ 10,760	$ 8,603	$ 5,765
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,251,080	3,193,774	3,142,482	3,134,124	3,159,635
EPS, diluted (GAAP)	$ 2.68	$ 3.03	$ 2.66	$ 1.42	$ 1.12
PTPP(1) EPS, diluted (non-GAAP)	$ 3.97	$ 4.27	$ 3.42	$ 2.74	$ 1.82
Return on Average Assets (ROAA)					
Average assets	$ 815,813	$ 852,272	$ 751,576	$ 595,363	$ 456,797
ROAA (GAAP)	1.07%	1.14%	1.11%	0.75%	0.78%
PTPP(1) ROAA (non-GAAP)	1.58%	1.60%	1.43%	1.45%	1.26%
Return on Average Equity (ROAE)					
Average equity	$ 73,094	$ 65,549	$ 65,179	$ 57,386	$ 53,172
ROAE (GAAP)	11.91%	14.77%	12.81%	7.77%	6.66%
PTPP(1) ROAE (non-GAAP)	17.65%	20.79%	16.51%	14.99%	10.84%

(1) Pre-tax, pre-provision

Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2023	2022	2021	2020	2019
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 646,127	$ 588,715	$ 490,198	$ 476,661	$ 337,710
Less PPP loans	(36)	(191)	(15,172)	(66,774)	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 646,091	$ 588,524	$ 475,026	$ 409,887	$ 337,710
Average loans, excluding loans held for sale	$ 613,059	$ 537,304	$ 480,606	$ 429,802	$ 309,350
Less average PPP loans	(108)	(3,061)	(50,315)	(55,529)	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 612,951	$ 534,243	$ 430,291	$ 374,273	$ 309,350
Interest on loans, excluding loans held for sale	$ 34,938	$ 25,803	$ 22,598	$ 19,553	$ 15,884
Less interest income and earned fee income on PPP loans	(2)	(776)	(3,358)	(1,725)	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 34,936	$ 25,027	$ 19,240	$ 17,828	$ 15,884
Average loan yield, excluding loans held for sale (GAAP)	5.70%	4.80%	4.70%	4.55%	5.13%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	5.70%	4.68%	4.47%	4.76%	5.13%

Source: Internal company documents and documents filed with SEC.